UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





       Date of report (Date of earliest event reported): November 20, 2000

                        ARDEN REALTY LIMITED PARTNERSHIP


 Maryland                           000-30571                     95-4599813
 --------                           ---------                     ----------
(State of                    (Commission File Number)           (IRS Employer
Incorporation)                                               Identification No.)



      11601 Wilshire Boulevard, Fourth Floor, Los Angeles, California 90025
      ----------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (310) 966-2600
                                 --------------
             (Registrant's telephone number, including area code)




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ITEM 5.   OTHER EVENTS.

On November 20, 2000, Arden Realty Limited Partnership successfully placed $100 million of 8.5% senior unsecured notes due November 2010. This transaction is more fully described on the attached Exhibit 99.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the signed hereunto duly authorized.

Dated:  November 20, 2000

                             Arden Realty Limited Partnership
                             By: Arden Realty, Inc.
                             Its: General Partner

                             By: /s/ DANIEL S. BOTHE
                             Daniel S. Bothe
                             Senior Vice President and
                             Co-Chief Financial Officer

                             /s/ RICHARD S. DAVIS
                             Richard S. Davis
                             Senior Vice President,
                             Co-Chief Financial Officer and
                             Treasurer






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                                 EXHIBIT INDEX


99.1 Text of Press Release, dated November 20, 2000.
















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